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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                    --------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: September 3, 1998


                           MTI TECHNOLOGY CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                                    --------
                        (State or Other Jurisdiction of
                         Incorporation or Organization)

        0-23418                                                  95-3601802
        -------                                                  ----------
(Commission File Number)                                     (I.R.S. Employer
                                                            Identification No.)

                            4905 E. La Palma Avenue
                           Anaheim, California 92807
                           -------------------------
              (Address of Principal Executive Offices) (Zip Code)


                                 (714) 970-0300
                                 --------------
                        (Registrant's telephone number,
                              including area code)
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ITEM 5.   OTHER EVENTS

     The information set forth in the Registrant's news release dated September 3, 1998 is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits

          99.1   Text of Press Release dated September 3, 1998.



                                       2
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MTI TECHNOLOGY CORPORATION


Date: September 14, 1998                /s/ Dale R. Boyd
                                        ----------------------------------------
                                        Dale R. Boyd
                                        Chief Financial Officer
                                        (Principal Financial Officer)
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                               INDEX TO EXHIBITS


               Exhibit             Description
               -------             -----------

                99.1               Text of Press Release dated September 3, 1998